UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2017

PACE HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37551	98-1247187
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Commerce Street, Suite 3300 Fort Worth, TX		76102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 405-8458

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Amendment No. 1 to the Transaction Agreement

On February 6, 2017, Pace Holdings Corp., a Cayman Islands exempted company (the “Company”), Playa Hotels & Resorts B.V., a Dutch private limited liability company (“Playa”), Porto Holdco B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkeid) (“Holdco”), and New Pace Holdings Corp., a Cayman Islands exempted company (“New Pace”), entered into Amendment No. 1 to Transaction Agreement (the “Transaction Agreement Amendment”) to amend that certain Transaction Agreement, by and among the Company, Playa, Holdco and New Pace, dated December 13, 2016 (the “Transaction Agreement”). The Transaction Agreement Amendment modifies the Transaction Agreement to, among other things: (i) provide that the closing of the transactions contemplated by the Transaction Agreement may not occur before March 10, 2017 unless the parties agree otherwise, and (ii) provide for the fact that certain employees of Playa, their family members and persons with business relationships with Playa will be offered the opportunity to enter into subscription agreements with Holdco pursuant to which such persons will agree to subscribe for, and Holdco will agree to issue, on the terms and subject to the conditions and limitations set forth therein, common shares of Holdco, par value EUR 0.10 per share, immediately following the consummation of the merger of the Company with and into Holdco.

A copy of the Transaction Agreement Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The disclosure set forth in this Section 1.01 is intended to be a summary only and is qualified in its entirety by reference to the Transaction Agreement Amendment.

Amended and Restated Insider Letter Agreement

On February 6, 2017, the Company, amended and restated (the “Amendment”) the Insider Letter entered into in connection with the Company’s initial public offering (the “Insider Letter”), dated as of September 10, 2015, by and among the Company, TPACE Sponsor Corp. (the “Sponsor”) and each of the directors and officers of the Company (each, an “Insider” and collectively, the “Insiders”). The Amendment modifies the Insider Letter to permit the Sponsor and each Insider to participate in the formation of, or become an officer or director of, another blank check company after the Company has entered into a definitive agreement regarding an initial business combination; provided that such other blank check company does not consummate an initial public offering prior to the closing of such initial business combination.

A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference. The disclosure set forth in this Section 1.01 is intended to be a summary only and is qualified in its entirety by reference to the Amendment.

Additional Information and Where to Find It

The Company has caused Holdco to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (the “Registration Statement”), which includes a preliminary prospectus with respect to Holdco’s securities to be issued in connection with the proposed business combination between the Company and Playa (the “Business Combination”) and a preliminary proxy statement of the Company in connection with the Business Combination. The Company plans to mail to its shareholders the definitive proxy statement/prospectus with respect to Holdco’s securities to be issued in connection with the Business Combination. THE COMPANY’S SHAREHOLDERS ARE URGED AND ADVISED TO READ THE REGISTRATION STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. The Registration Statement and other relevant materials (when they become available) and any other documents filed by the Company, Holdco or Playa with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, shareholders will be able to obtain free copies of the Registration Statement by directing a request to: Pace Holdings Corp., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, email: Pace@tpg.com.

Participants in the Solicitation

The Company, Playa, Holdco and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed Business Combination. Information about the Company’s directors and executive officers is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on January 26, 2016. These documents are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: Pace Holdings Corp., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, email: Pace@tpg.com. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s stockholders in connection with the proposed Business Combination will be set forth in the Registration Statement for the proposed business combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Business Combination will be included in the Registration Statement that the Company and Playa intend to cause Holdco to file with the SEC.

Forward Looking Statements

This Current Report includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include projected financial information. Such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of the Company, Playa or the combined company after completion of any proposed Business Combination are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the inability to complete the transactions contemplated by the proposed Business Combination; (2) the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (3) the ability to meet NASDAQ’s listing standards following the consummation of the transactions contemplated by the proposed Business Combination; (4) costs related to the proposed Business Combination; (5) changes in applicable laws or regulations; (6) the possibility that Playa or the Company may be adversely affected by other economic, business, and/or competitive factors; and (7) other risks and uncertainties indicated from time to time in the final prospectus of the Company, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission by the Company. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company and Playa undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and applicable regulations in the Netherlands and Cayman Islands.

Item 9.01	Exhibits

(d) Exhibits

Exhibit Number	Exhibit

10.1	Amendment No. 1 to Transaction Agreement, dated February 6, 2017, among the Company, Playa, Holdco and New Pace.

10.2	Amended and Restated Insider Letter Agreement, dated February 6, 2017, among the Company, its officers and directors and TPACE Sponsor Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pace Holdings Corp.

Date: February 7, 2017	By:	/s/ Karl Peterson
	Name:	Karl Peterson
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	Amendment No. 1 to Transaction Agreement, dated February 6, 2017, among the Company, Playa, Holdco and New Pace.

10.2	Amended and Restated Insider Letter Agreement, dated February 6, 2017, among the Company, its officers and directors and TPACE Sponsor Corp.